CONTRACT SCHEDULE


CONTRACT OWNER: [John Doe]            CONTRACT NUMBER:  [??687456]

JOINT OWNER:  [Jane Doe]              ISSUE DATE:   [04/15/99]

ANNUITANT:  [John Doe]                INCOME DATE:  [04/15/09]

PURCHASE PAYMENTS:
        INITIAL PURCHASE PAYMENT:  [$10,000, ($25,000 if the PRIME Plus Benefit
                                              is selected)]

         MINIMUM SUBSEQUENT
                  PURCHASE PAYMENT:      [$250 or $100 if you have selected AIP]

         MAXIMUM TOTAL
                  PURCHASE PAYMENTS:     [$1 million; higher amounts may be
                                          accepted with our prior approval]

         ALLOCATION GUIDELINES:
                  [1. Currently, you can select up to 15 of the Investment
                      Options.

                  2. If allocations are made in percentages, whole numbers must be used.]

VARIABLE ACCOUNT:      [Allianz Life Variable Account B]

ELIGIBLE INVESTMENTS:
[Investment Options]

[Shown below are Investment Option Groups A, B and C as described in the Asset Allocation Rider.]

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[Group A Investment Options
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FRANKLIN GLOBAL COMMUNICATIONS SECURITIES
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TEMPLETON DEVELOPING MARKETS SECURITIES
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USAZ OPPENHEIMER EMERGING GROWTH
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USAZ OPPENHEIMER EMERGING TECHNOLOGIES
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PIMCO VIT COMMODITY REAL RETURN STRATEGY
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USAZ OCC RENAISSANCE
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USAZ OCC VALUE]
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[Group B Investment Options
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USAZ AIM BASIC VALUE
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USAZ AIM INTERNATIONAL EQUITY
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DAVIS VA FINANCIAL
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DREYFUS IP SMALL CAP STOCK INDEX
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USAZ DREYFUS FOUNDERS EQUITY GROWTH
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


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USAZ DREYFUS PREMIER SMALL CAP VALUE
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FRANKLIN GROWTH AND INCOME SECURITIES
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FRANKLIN SMALL-MID CAP GROWTH SECURITIES
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FRANKLIN SMALL CAP VALUE SECURITIES
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TEMPLETON FOREIGN SECURITIES
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TEMPLETON GROWTH SECURITIES
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USAZ JENNISON GROWTH
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USAZ LEGG MASON GROWTH
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USAZ LEGG MASON VALUE
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OPPENHEIMER GLOBAL SECURITIES/VA
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USAZ OPPENHEIMER GLOBAL
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USAZ OPPENHEIMER INTERNATIONAL GROWTH
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USAZ SALOMON BROTHERS SMALL CAP GROWTH
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USAZ FUSION GROWTH
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USAZ FUSION MODERATE
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USAZ VAN KAMPEN AGGRESSIVE GROWTH
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USAZ VAN KAMPEN COMSTOCK
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USAZ VAN KAMPEN MID CAP GROWTH]
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[Group C Investment Options
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DAVIS VA VALUE
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USAZ DAVIS NY VENTURE
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DREYFUS STOCK INDEX
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FRANKLIN HIGH INCOME
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FRANKLIN INCOME SECURITIES
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FRANKLIN LARGE CAP GROWTH SECURITIES
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FRANKLIN REAL ESTATE
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FRANKLIN RISING DIVIDENDS SECURITIES
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FRANKLIN U.S.GOVERNMENT
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FRANKLIN ZERO COUPON - 2010
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MUTUAL DISCOVERY SECURITIES
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MUTUAL SHARES SECURITIES
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USAZ FRANKLIN SMALL CAP VALUE
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JENNISON 20/20 FOCUS
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SP STRATEGIC PARTNERS FOCUSED GROWTH
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SP WILLIAM BLAIR INTERNATIONAL GROWTH
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USAZ JENNISON 20/20 FOCUS
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OPPENHEIMER HIGH INCOME/VA
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OPPENHEIMER MAIN STREET/VA
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USAZ OPPENHEIMER MAIN STREET
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PIMCO VIT ALL ASSET
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PIMCO VIT EMERGING MARKETS
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PIMCO VIT GLOBAL
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PIMCO VIT HIGH YIELD
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PIMCO VIT REAL RETURN
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PIMCO VIT STOCKSPLUS GROWTH AND INCOME
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PIMCO VIT TOTAL RETURN
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USAZ SALOMON BROTHERS LARGE CAP GROWTH
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SELIGMAN SMALLER-CAP VALUE
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USAZ FUSION BALANCED
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USAZ MONEY MARKET
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USAZ VAN KAMPEN EMERGING GROWTH
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USAZ VAN KAMPEN EQUITY AND INCOME
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USAZ VAN  KAMPEN GLOBAL FRANCHISE
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USAZ VAN KAMPEN GROWTH AND INCOME]
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[DAVIS VA FINANCIAL]
[DAVIS VA VALUE]
[DREYFUS IP SMALL CAP STOCK INDEX]
[DREYFUS STOCK INDEX]
[FRANKLIN GLOBAL COMMUNICATIONS SECURITIES]
[FRANKLIN GROWTH AND INCOME SECURITIES]
[FRANKLIN HIGH INCOME]
[FRANKLIN INCOME SECURITIES]
[FRANKLIN LARGE CAP GROWTH SECURITIES]
[FRANKLIN REAL ESTATE]
[FRANKLIN RISING DIVIDENDS SECURITIES]
[FRANKLIN SMALL CAP]
[FRANKLIN SMALL CAP VALUE SECURITIES]
[FRANKLIN U.S. GOVERNMENT]
[FRANKLIN ZERO COUPON - 2005]
[FRANKLIN ZERO COUPON - 2010]
[JENNISON 20/20 FOCUS]
[MUTUAL DISCOVERY SECURITIES]
[MUTUAL SHARES SECURITIES]
[OPPENHEIMER GLOBAL SECURITIES/VA]
[OPPENHEIMER HIGH INCOME/VA]
[OPPENHEIMER MAIN STREET/VA]
[PIMCO VIT HIGH YIELD]
[PIMCO VIT TOTAL RETURN]
[PIMCO VIT REAL RETURN]
[SELIGMAN SMALL-CAP VALUE]
[SP JENNISON INTERNATIONAL GROWTH]
[SP STRATEGIC PARTNERS FOCUSED GROWTH]
[TEMPLETON DEVELOPING MARKETS SECURITIES]
[TEMPLETON FOREIGN SECURITIES]
[TEMPLETON GROWTH SECURITIES]
[USAZ MONEY MARKET]
[USAZ AIM BASIC VALUE]
[USAZ AIM BLUE CHIP]
[USAZ AIM DENT DEMOGRAPHIC TRENDS]
[USAZ AIM INTERNATIONAL EQUITY]
[USAZ ALLIANCEBERNSTEIN GROWTH AND INCOME]
[USAZ ALLIANCEBERNSTEIN LARGE CAP GROWTH]
[USAZ OPPENHEIMER EMERGING GROWTH]
[USAZ OPPENHEIMER EMERGING TECHNOLOGIES]
[USAZ PIMCO PEA GROWTH AND INCOME]
[USAZ PIMCO PEA RENAISSANCE]
[USAZ PIMCO PEA VALUE]
[USAZ PIMCO NFJ SMALL CAP VALUE]
[USAZ TEMPLETON DEVELOPED MARKETS]
[USAZ VAN KAMPEN AGGRESSIVE GROWTH]
[USAZ VAN KAMPEN COMSTOCK]


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


[USAZ VAN KAMPEN EMERGING GROWTH]
[USAZ VAN KAMPEN GROWTH AND INCOME]
[USAZ VAN KAMPEN GROWTH]
[USAZ VAN KAMPEN GLOBAL FRANCHISE]

[Allianz Life General Account]

[ALLIANZ LIFE FIXED ACCOUNT]

MORTALITY AND EXPENSE RISK CHARGE: During the Accumulation Period, the Mortality and Expense Risk Charge is equal on an annual basis to [1.35%] of the average daily net asset value of the Variable Account. During the Annuity Period, the Mortality and Expense Risk Charge is equal on an annual basis to [1.35%] of the average daily net asset value of the Variable Account if you request variable Annuity Payments.

ADMINISTRATIVE CHARGE: Equal on an annual basis to [.15%] of the average daily net asset value of the Variable Account during the Accumulation Period. Also applies during the Annuity Period if you request variable Annuity Payments.

DISTRIBUTION EXPENSE CHARGE:    [None]

CONTRACT MAINTENANCE CHARGE: The Contract Maintenance Charge is currently [$40.00] each Contract Year. The Contract Maintenance Charge will be deducted from the Contract Value the day before each Contract Anniversary while this Contract is in force. However, during the Accumulation Period, if your Contract Value on a Contract Anniversary is at least [$100,000], then no Contract Maintenance Charge is deducted. If a total withdrawal is made on a date other than a Contract Anniversary and your Contract Value for the Valuation Period during which the total withdrawal is made is less than [$100,000]; the full Contract Maintenance Charge will be deducted at the time of the total withdrawal. In the event you own more than one Contract of the same type issued by the Company, we will determine the total Contract Value for all of the Contracts. If the total Contract Value for all of the Contracts is at least [$100,000] at the time we are to deduct the charge, we will not assess the contract maintenance charge. The Contract Maintenance Charge will be deducted from the Investment Options [and the Fixed Account] in the same proportion that the amount of the Contract Value in each Fund [and/or Fixed Account] bears to the total Contract Value.

During the Annuity Period, the Contract Maintenance Charge will be collected pro rata from each Annuity Payment. If the total Contract Value is at least [$100,000] on the Income Date, we will not assess the Contract Maintenance Charge during the Annuity Period. If the Contract Owner is a non-individual, we will look to the Annuitant in determining the foregoing.

MAXIMUM CUMULATIVE PERCENTAGE FOR PARTIAL LIQUIDATION FOR ANNUITY OPTIONS 2 AND 4: [There is no partial liquidity available for Annuity Options 2 and 4.]

TRANSFERS:

         NUMBER OF FREE TRANSFERS PERMITTED: Currently, there are no limits on the number of transfers that can be made. We reserve the right to change this, but you will always be allowed at least 12 transfers in any Contract Year. Currently, you are allowed


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         [12] free transfers each Contract Year. This applies to transfers prior to and after the Income Date.

         TRANSFER FEE: For each transfer in excess of the free transfers permitted, the Transfer Fee is [$25]. Transfers made at the end of the Right to Examine period by us and any transfers made pursuant to a regularly scheduled transfer will not be counted in determining the application of the Transfer Fee.

         MINIMUM AMOUNT TO BE TRANSFERRED: [$1,000 (from any Fund or the Fixed Account) or your entire interest in the Fund or the Fixed Account, if less.] This requirement is waived if the transfer is pursuant to a pre-scheduled transfer.

WITHDRAWALS:

         CONTINGENT DEFERRED SALES CHARGE: A Contingent Deferred Sales Charge is assessed against Purchase Payments withdrawn. The charge is calculated at the time of each withdrawal. For partial withdrawals, the charge is deducted from the remaining Contract Value and is deducted from the Investment Options [and the Fixed Account] in the same proportion that the amount of withdrawal from the Fund [or Fixed Account] bears to the total of the partial withdrawal. The Contingent Deferred Sales Charge is based upon the length of the time from receipt of the Purchase Payment. Withdrawals are deemed to have come from the oldest Purchase Payments first. Each Purchase Payment is tracked as to its date of receipt and the Contingent Deferred Sales Charges are determined in accordance with the following.

                        [CONTINGENT DEFERRED SALES CHARGE

                         Number of Complete Contract
                           Years from Receipt           Charge
                           ------------------           ------
                                  0                       7%
                                  1                       6%
                                  2                       5%
                                  3                       4%
                                  4                       3%
                                  5                       2%
                                  6 years or more         0%]

         PARTIAL WITHDRAWAL PRIVILEGE: [Each Contract Year, on a cumulative basis, you can withdraw up to 10% of Purchase Payments (minus any previous withdrawals taken which were not subject to a Contingent Deferred Sales Charge) without incurring a Contingent Deferred Sales Charge. Complete withdrawals are assessed a Contingent Deferred Sales Charge on the full Contingent Deferred Sales Charge Basis Amount with no reductions for the Partial Withdrawal Privilege.]

         MINIMUM PARTIAL WITHDRAWAL:  [$500]

         MINIMUM CONTRACT VALUE THAT MUST REMAIN IN THE CONTRACT AFTER A PARTIAL
         WITHDRAWAL:  [$2,000]




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        [WAITING PERIOD: The PRIME Plus Benefit can be exercised within 30 days following a Contract Anniversary beginning with your seventh Contract Anniversary.]

         GPWB MAXIMUM UNDER THE [5%] PAYMENT OPTION:  [5% of the PB Value.]

         GPWB MAXIMUM UNDER THE [10%] PAYMENT OPTION:  [10% of the PB Value.]

         MINIMUM INITIAL GPWB PAYMENT:  [$100]

FIXED ACCOUNT GUARANTEED RATE:  [3%]

RIDERS:
         [Traditional Guaranteed Minimum Death Benefit Rider II]
         [Enhanced Guaranteed Minimum Death Benefit Rider II]
         [Earnings Protection Guaranteed Minimum Death Benefit Rider II] [PRIME Plus Benefit Rider]
         [Asset Allocation Rider]
         [Dollar Cost Averaging Fixed Account Endorsement]
         [Annuity Option Amendment Endorsement]
         [Individual Retirement Annuity Endorsement]
         [Roth Individual Retirement Annuity Endorsement]
         [403 (b) Endorsement]
         [Unisex Endorsement]
         [Pension Plan and Profit Sharing Plan Endorsement]
         [Endorsement]
         [Waiver of Contingent Deferred Sales Charge Endorsement]


SERVICE OFFICE:   [ALLIANZ] SERVICE CENTER
                   P.O. Box 1122
                   Southeastern, PA 19398-1122
                   800-624-0197]

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